Comerica Incorporated

Barclays Global
Financial Services Conference
September 16, 2015

Ralph W. Babb, Jr.
Chairman and Chief Executive Officer

Karen Parkhill
Vice Chairman and Chief Financial Officer

Pete Guilfoile
Executive Vice President and Chief Credit Officer

Comerica Bank®

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; changes in regulation or oversight; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, including the energy industry; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; factors impacting noninterest expenses which are beyond Comerica's control; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; changes in Comerica's credit rating; unfavorable developments concerning credit quality; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2014. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank®

2

Comerica: A Brief Overview

Comerica Strengths

Founded 165 years ago	LONG HISTORY
Products & services of a large bank with the culture of a community bank	NIMBLE SIZE $69B in Assets
Strong presence in Texas, California, & Michigan	ATTRACTIVE FOOTPRINT
Complemented by Retail Bank and Wealth Management	PRIMARILY A BUSINESS BANK
Trusted Advisor approach	RELATIONSHIP BANKING STRATEGY
Strong capital position, Prudent credit underwriting	CONSERVATIVE

Loans by Geography

(2Q15 average)


California
$16.4B
34%
Texas
$11.2B
23%
Total
$48.8B
Other Markets
$7.9B
16%
Michigan
$13.3B
27%

Deposits by Geography

(2Q15 average)


California
$17.3B
30%
Texas
$11.0B
19%
Total
$57.4B
Other[1]
$7.4B
13%
Michigan
$21.7B
38%

At 6/30/15 • [1]Consists of Other Markets ($7.0B) & Finance/ Other ($0.4)

3

Texas
Business Friendly State

- Established presence: 1988
- Texas July 2015 unemployment at 4.2%, down from 5.0% a year ago[1]
- 31,400 jobs added in July 2015[1]
- 260,500 jobs added since July 2014[1]
- 12th largest economy in the world[2]
- Comerica's strategy built to withstand economic cycles

Average Loans and Deposits

($ in billions)


Loans
Deposits
7.7
7.8
9.6
10.0
10.0
10.2
11.0
10.8
11.5
11.1
11.2
11.0
2011[7]
2012
2013
2014
1Q15
2Q15

Economic Activity Index[3]

(In percentage points; 2008 = 100)


88
76
88
95
99
103
106
96
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jun-15

Diverse Economy[4]


Trade 13%
Manufacturing
14%
Arts/Ent. 3%
Information 3%
Education/Health
6%
Other 4%[5]
Mining/Energy
14%[6]
Finance/Real
Estate 14%
Agriculture 1%
Professional
Services
10%
Transportation
3%
Government
10%
Construction
5%

[1]Source: U.S. Department of Labor • [2]Source: The World Bank 2014 • [3]Source: Comerica Economics • [4]Source: Bureau of Economic Analysis, based on state GDP for 2014 • [5]Includes Utilities & Other Services • [6]Comprises establishments that extract naturally occurring mineral solids, such as coal and ores; liquid minerals, such as crude petroleum; and gases, such as natural gas. • [7]Includes Sterling Bancshares from July 2011 acquisition.

4

California
Large, Diverse, Growing Economy

- Established presence: 1991
- California July 2015 unemployment at 6.2%, down from 7.4% a year ago[1]
- 80,700 jobs added in July 2015[1]
- 494,300 jobs added since July 2014[1]
- 8th largest economy in the world[2]

Economic Activity Index[3]
(In percentage points; 2008 = 100)



88
89
97
99
102
111
119
121
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jun-15

Diverse Economy[4]



Construction 3%
Trade 12%
Government 12%
Manufacturing 11%
Transportation 2%
Arts/Ent. 4%
Professional Services 14%
Information 8%
Agriculture 2%
Education/Health 7%
Finance/Real Estate 21%
Other 4%5

Average Loans and Deposits
($ in billions)



Loans
Deposits
11.8
12.7
12.7
14.6
14.0
14.7
15.4
16.1
16.2
16.8
16.4
17.3
2011
2012
2013
2014
1Q15
2Q15

[1]Source: U.S. Department of Labor • [2]Source: The World Bank 2014 • [3]Source: Comerica Economics • [4]Source: Bureau of Economic Analysis, based on state GDP for 2014 • [5]Includes Mining, Utilities & Other Services

Comerica Bank

5

Michigan
Maintaining Leadership Position

- Established presence: 1849
- Michigan July 2015 unemployment at 5.3%, down from 7.0% a year ago[1]
- 8,600 jobs added in July 2015[1]
- 95,800 jobs added since July 2014[1]
- #2 deposit market share in Michigan[2]
- State economy benefitting from strong auto sales – 17.8MM annual rate[3]

Economic Activity Index[4]
(In percentage points; 2008 = 100)



83
86
95
103
111
115
121
127
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jun-15

Diverse Economy[5]



Construction 3%
Trade 13%
Government 11%
Manufacturing 20%
Transportation 2%
Arts/Ent. 3%
Professional Services 13%
Information 3%
Education/Health 9%
Agriculture 1%
Finance/Real Estate 16%
Other 5%6

Average Loans and Deposits
($ in billions)



Loans
Deposits
13.9
18.5
13.6
19.6
13.5
20.3
13.3
21.0
13.3
21.7
13.3
21.7
2011
2012
2013
2014
1Q15
2Q15

[1]Source: U.S. Department of Labor • [2]Source: FDIC June 2014 • [3]Source: Moody's Analytics. As of August 2015. • [4]Source: Comerica Economics • [5]Source: Bureau of Economic Analysis, based on state GDP for 2014 • [6]Includes Mining, Utilities & Other Services

Comerica Bank

6

Second Quarter Loan Growth Outpaced Industry
Driven by Commercial Relationship Focus & Deep Industry Expertise

Average Total Loan Growth[1]
Outpaces Industry in 4 out of Past 6 quarters



CMA
Large Commercial Banks
2.3%
3.8%
0.7%
0.6%
1.7%
1.6%
0.6%
0.9%
1.5%
1.3%
1.0%
1.2%
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15

Loan to Deposit Ratio[2]
Reflects Relationship Banking Focus
(2Q15 period-end)



94%
94%
93%
92%
91%
91%
85%
84%
83%
82%
74%
48%
BBT
MTB
STI
HBAN
FHN
FITB
CMA
KEY
RF
ZION
BOKF
CFR

Diverse Loan Portfolio
(2Q15 averages)



Retail Bank $5.8B 12%
Wealth Management, $4.9B 10%
Commercial Real Estate $4.2B 9%
Mortgage Banker $2.1B 4%
Corporate Banking $4.4 9%
Tech. & Life Sciences $3.0 6%
National Dealer $6.0 12%
Environmental Services $0.9 2%
Energy $3.4B 7%
Entertainment $0.6 1%
General Middle Market $13.5B 28%
Total $48.8B
= Total Middle Market - 56%

[1]Source: Federal Reserve H.8 as of 7/29/15. Large banks: 25 domestically chartered commercial banks, ranked by domestic assets. H.8 definition for total loans excluded International & smaller loan categories. • [2]Source: SNL Financial

Comerica Bank

7

Third Quarter Update
Continued, Steady Loan & Deposit Growth

Average Loans
($ in billions)



Loan Yields
46.7
47.2
47.4
48.2
48.8
49.0
3.31
3.22
3.22
3.19
3.20
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15 thru 8/31

Average Deposits
($ in billions)



Deposit Rates2
53.4
55.2
57.8
57.0
57.4
59.0
0.15
0.15
0.15
0.15
0.14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15 thru 8/31

July and August Trends[1]

Loans

- Growth in Technology & Life Sciences, Mortgage Banker as well as Commercial Real Estate
- National Dealer Services stable
- Seasonal slowdown in general Middle Market
- Decline in Energy with reduced loan demand
- Continued decline in highly competitive Corporate Banking

Deposits

- Increased in nearly every business line
- Majority of growth in noninterest-bearing deposits

3Q15 average balances through 8/31/15 are preliminary and subject to change • [1]Comparisons to 2Q15 • [2]Interest costs on interest-bearing deposits

Comerica Bank

8

9 Technology and Life Sciences20+ Years Experience Provides Competitive Advantage At 6/30/15  National business headquartered in Palo Alto, CA, with 14 offices in U.S. & Toronto  Products & services tailored to meet needs of companies throughout their lifecycle  Equity Funds Services helps drive loan growth (up ~$700MM over past 4 years)  Strong relationships with top-tier investors  Granular portfolio  Closely monitor cash balances Customer Segment Overview(% based on loan outstandings) ~15% Early Stage ~40%Growth ~10% Late Stage ~30%Equity Funds Services ~5%Leveraged Finance 1.3 1.8 2.0 2.5 2.9 3.0 4.1 5.0 5.1 5.8 6.1 6.2 2011 2012 2013 2014 1Q15 2Q15 Average LoansAverage Deposits Average Loans & Deposits ($ in billions) Net Charge-offs(In basis points) (27) 49 - 26 69 168 24 80 57 61 89 67 200 4 200 5 200 6 200 7 200 8 200 9 201 0 201 1 201 2 201 3 201 4 YTD 2Q 15 TLS Net Charge-offs to Avg. TLS Loans 10 At 6/30/15 ● 1Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 8/14/15 ● 2Based on MBA annual mortgage origination estimates 566 614 923 1,53 5 1,48 3 1,50 7 1,9 96 2,09 4 1,73 7 1,81 5 1,60 5 1,10 9 886 1 ,319 1, 595 1,39 7 1,39 9 2 ,089 200 300 400 500 600 700 800 900 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 Actual MBAMortgageOriginationVolumes Average Loans($ in millions) Mortgage Banker Finance50 Years Experience with Reputation for Consistent, Reliable Approach MBA Mortgage Originations Forecast1($ in billions) 330 395 363 283 273 346 355 291 1Q15Actual 2Q15Actual 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 Purchase Refinance 1  Provide warehouse financing: bridge from residential mortgage origination to sale to end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships  Granular portfolio with 100+ relationships  Market share more than doubled over past five years2  Underlying mortgages are typically related to home purchases as opposed to refinances As of 2Q15: • Comerica: ~70% purchase • Industry: 57% purchase1

Card Programs

Generating Fees & Valuable Deposits

Growing Card Fee Income[1]

(in millions)



Impact of change in accounting presentation of a card program
88
76
86
92
139
88
51
2011
2012
2013
2014
YTD 2015

Growing Average Noninterest-Bearing Deposits[2]

($ in millions)



US Treasury Program
State Card Programs
720
948
1,221
1,444
1,650
2011
2012
2013
2014
YTD 2015

- Commercial Cards used for:
  - Purchasing
  - Travel and entertainment
  - Online vendor payments
  - Fleet maintenance
- Merchant Services:
  - Enable businesses to accept card payments from their customers
  - Advanced security products and reporting tools
  - Robust pipeline & activations exceeding expectations
- Prepaid card:
  - #2 prepaid card issuer in US[3]
  - 49 distinct state & local government benefit programs
  - Exclusive provider of prepaid debit cards for US Treasury DirectExpress Program since 2008

At 6/30/15 • [1]As presented within the Consolidated Statements of Income, also includes retail & commercial card fees. Certain prior period items reclassified to conform to current presentation. • [2]Related to government card programs • [3]Source: the Nilson Report July 2015, based on 2014 data

Comerica Bank

11

Interest Rate Sensitivity

Remain Well Positioned for Rising Rates

Estimated Net Interest Income: Annual (12 month) Sensitivities

Based on Various Assumptions

Additional Scenarios are Relative to 2Q15 Standard Model

($ in millions)



~110
~190
~200
~210
~220
~260
~330
Up 100 bps
Addl. $3B Deposit Decline
Addl. 20% Increase in Beta
Addl. $1B Deposit Decline
1Q15 Standard Model
Addl. ~3% Loan Growth
Up 300 bps

Deposits: Large Proportion of NIB[1]
Loan Portfolio: Primarily Floating Rate



Interest-bearing 53%
Noninterest-bearing 47%
Libor-Based ~65%
Fixed Rate ~15%
Prime-Based ~20%

Standard Model
Estimated Increase to Net Interest Income

($ in millions)



~160
~180
~210
~220
~220
4Q11
4Q12
4Q13
4Q14
2Q15

At 6/30/15 • [1]NIB = Noninterest-bearing deposits • For methodology see the Company's Forms 10-Q & 10-K for the respective periods, as filed with the SEC. Estimates are based on simulation modeling analysis.

Comerica Bank

12

13 Potential Impacts from LCR Manageable At 6/30/15 ● 1Estimate as of 9/14/15 ● 2Effectively resulting in a modified 70% LCR requirement. ● 3Impact of issuance onasset sensitivity and earnings is expected not to be material. Issuance is already incorporated into our interest rate sensitivity model, as disclosed in our 6/30/15 10-Q, as filed with the SEC.  Expect to reach compliance within phased-in timeline by adding $500MM-2.5B in wholesale funding by FYE161  Manage fluidly: how much HQLA needed depends on loan & deposit growth  Carefully balancing impact to asset sensitivity & earnings  Modified rule = competitive advantage  Access to wholesale debt markets  Federal Home Loan Bank of Dallas• $-0- outstanding • $5B borrowing capacity  Brokered deposits  Fed funds/ Repo markets  ~$7B unencumbered securities  Loan to deposit ratio of 85% Multiple Funding Sources Recent Issuance: Relatively Neutral to Earnings & Asset Sensitivity3 Use of Proceeds: CashTreasuriesGNMAs Liquidity Coverage Ratio (LCR) High Quality Liquid Assets Net Cash Outflows over 212 days under stress Must be ≥ 100% by 1/1/17 7/27 Issued $175MM Senior & $350MM Subordinated debt 0 4 8 12 16 20 24 2007 2008 2009 2010 2011 2012 2013 2014 YTD2Q15 Total CMAPeer Average 14 Credit Quality Consistently Better Than PeersRemains Well Below Historical Levels At 6/30/15 ● 1Source: SNL Financial ● 2Excludes BOKF net recoveries reported for 2014 and YTD 2Q15 ● 3End of periodreserve amount divided by YTD net charge-off amount NPLs as a % of Total Loans(In basis points) Reserves as a % of NPAs(In percentage points) 0 40 80 120 160 200 240 2007 2008 2009 2010 2011 2012 2013 2014 YTD2Q15 Total CMAPeer Average Net Charge-offs as % of Total Loans(In basis points) 1 60 140 220 300 380 460 2007 2008 2009 2010 2011 2012 2013 2014 YTD2Q15 Total CMAPeer Average 1,2 40 80 120 160 2007 2008 2009 2010 2011 2012 2013 2014 YTD2Q15 Total CMAPeer Average1 1 Reserves over Net Charge-offs3

15 1Source: Baker Hughes, available at www.bakerhughes.com ● 2Source: U.S. Energy Information Administration 800 1,000 1,200 1,400 1,600 1,800 2,000 2,200 Aug Sep Oc t Nov Dec Jan Feb Mar Apr May Jun Ju l Aug Sep Oc t Nov Dec Jan Feb Mar Apr May Jun Ju l Aug Total U.S. Rig Count Before and After Peak1 883 at Aug 2015 3045 6075 90105 120135 Aug Sep Oc t Nov Dec Jan Feb Mar Apr May Jun Ju l Aug Sep Oc t Nov Dec Jan Feb Mar Apr May Jun Ju l Aug WTI Oil Price Before and After Peak2($ per bbl) Aug 2007 – Aug 2009Peak Oil Price $133.88 at Jun 2008Low Oil Price $39.09 at Feb 2009 Aug 2013 – Aug 2015Peak Oil Price $105.79 at Jun 2014 $42.87 at Aug 2015 Energy Industry CycleCurrent Cycle Relative to 2007-2009 Aug 2007 – Aug 2009Peak Rig Count 2,014 at Sep 2008 Aug 2013 – Aug 2015Peak Rig Count 1,930 at Sep 2014 16 Energy Line of Business30+ Years Experience with Strong Performance Through Cycles At 6/30/15 ● 1Estimate as of 9/14/15 ● 2Energy reserve as % of energy loans ● 3Source: U.S. Energy Information Administration  Granular portfolio: ~200 customers  48% line utilization (vs 50% at 3/31/15)  Expect loans to decline with cycle1  NALs 2.4% (last peak 3Q10 ~3%)  Negative credit migration with manageable losses anticipated at this point1  Prudently increased reserves for energy loans for past three quarters 1,81 1 1,65 6 1,46 9 1,32 7 1,29 6 1,14 9 1,19 6 1,26 9 1,42 3 1,45 6 1,63 5 1,94 7 2,30 5 2,45 2 2,64 1 2,85 1 3,00 2 2,95 1 2,89 5 2,75 2 2,98 2 3,23 6 3,33 2 3,49 2 3,70 0 3,42 4 150 200 250 300 350 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 U.S. OilProduction(MM bb/mo.) Average Loans($ in millions) 0 0 0 0 36 69 19 10 13 6 0 1 9 200 4 200 5 200 6 200 7 200 8 200 9 201 0 201 1 201 2 201 3 201 4 1Q1 5 2Q1 5 Strong Credit Quality(In basis points) Energy Net Charge-offs to Avg. Energy Loans Exploration & Production 70%Midstream14% Service16% Natural Gas 13% Oil40% Mixed17% Diverse Customer Base(Based on period-end outstandings) 3

17 19% 21% 23% 24% 28% 28% 58% 53% 42% 43%47% 79% 76% 66% 71% 2011 2012 2013 2014 2Q15 Dividends Equity Repurchases Active Capital Management 1Outlook as of 9/14/15 ● 2See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures ●3Shares & warrants repurchased under equity repurchase program ● 4Based on actual dividends declared in 1Q15 & 2Q15, and assuming no change in dividend per share for 3Q15 & 4Q15. Shareholder Payout3($ in millions)2015 Capital Plan Target1:  Up to $393MM equity repurchases over five quarters (2Q15 through 2Q16)• 2Q15: $59MM (1.0MM shares and 500,000 warrants) repurchased • 3Q15: $59MM (1.2MM shares) repurchased• Pace of buyback expected to increase commensurate with financial performance Dividends Per Share Growth 0.40 0.55 0.68 0.79 0.83 2011 2012 2013 2014 2015 +108% $31.40 $33.36 $35.64 $37.72 $38.53 2011 2012 2013 2014 2Q15 Tangible Book Value Per Share2 4 18 Well Positioned for the Future As of 6/30/15● 1Analysis based on non-parallel gradual increase in interest rates over 12 months; For methodology see the Company’s Form 10-Q, as filed with the SEC GROWING LOANS & FEE INCOME CONTROLLING EXPENSES MAINTAINING ASSET QUALITY MANAGING CAPITAL POSITIONED FOR RISING RATES • Positioned in faster growing markets and industries• Focus on cross-sell to drive fee income • Continued tight expense control while making necessary investments • Strong Capital base; Basel III Common Equity Tier 1 Capital: 10.40%• Continue share buyback; Increased dividend in 2Q15 • Strong credit culture leads to solid credit metrics• Weathered cycle well relative to peers • 200 bps increase in rates expected to result in >10% increase in net interest income1

Appendix 20 Interest Rate SensitivityRemain Well Positioned for Rising Rates At 6/30/15 ● For methodology see the Company’s Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis. ● 1Standard Model Assumption for deposit balances reflects historical experience and management judgement regarding deposit runoff in light of unprecedented liquidity. ● 2Source: SNL Financial 0.1 Interest Rates 200 bps gradual, non-parallel rise Loan Balances Modest increase Deposit Balances Moderate decrease1 Deposit Pricing (Beta) Historical price movements with short-term rates Securities Portfolio Increased for LCR compliance Loan Spreads Held at current levels MBS Prepayments Third-party projections and historical experience Hedging (Swaps) No additions modeled Standard Model Assumptions 29% 30% 32% 32% 34% 35% 38% 38% 39% 43% 44% 48 % FHN ST I BBT HBA N FITB R F KEY MTB BOK F CFR ZIO N CMA Noninterest-Bearing as aPercent of Total Deposits2(2Q15 average) 0% 20% 40% 60% 80% 100% CMA CFR FHN KE Y MTB FITB R F STI HBA N ZIO N BOK F BBT Less Than 3 Months Greater Than 3 Months Faster Loan Re-pricing/Maturity Date2

Financial Summary

	2Q15	1Q15	2Q14
Diluted income per common share	$0.73	$0.73	$0.80
Net interest income	$421	$413	$416
Provision for credit losses	47	14	11
Noninterest income	261	255	220
Excl. impact of accounting presentation[1]	*217*	*211*	*220*
Noninterest expenses[2]	436	459	404
Excl. impact of accounting presentation[1,2]	*392*	*415*	*404*
Net income	135	134	151
Total average loans	$48,833	$48,151	$46,725
Total average deposits	57,398	56,990	53,384
Basel III common equity Tier 1 capital ratio[3]	10.40%	10.40%	n/a
Tier 1 common capital ratio[3,4]	n/a	n/a	10.50%
Average diluted shares (millions)	*182*	*182*	*186*

$ in millions, except per share data • n/a – not applicable • [1]Excluding the $44M impact of accounting presentation of a card program in 2Q15 and 1Q15. The Corporation believes this information will assist investors, regulators, management and others in comparing results to prior quarters • [2]Reflects a $31 million decrease in litigation-related expense in 2Q15. • [3]Basel III capital rules (standardized approach) became effective for Comerica on 1/1/15. The ratio reflects transitional treatment for certain regulatory deductions and adjustments. Capital ratios for prior periods are based on Basel I rules. • [4]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures.

Comerica Bank

21

Second Quarter 2015 Results

	2Q15	Change From 1Q15	Change From 2Q14
Total average loans	48,833	682	2,108
Total average deposits	57,398	408	4,014
Net interest income	421	8	5
Provision for credit losses	47	33	36
Noninterest income	261	6	41
Excl. impact of acct. presentation[1]	217	n/a	(3)
Noninterest expenses	436	(23)	32
Excl. impact of acct. presentation[1]	392	n/a	(12)
Net income	135	1	(16)
Earnings per share (EPS)[2]	0.73	-	(0.07)
Tangible Book Value Per Share[3]	38.53	0.06	1.41
Equity repurchases[4]	1MM shares & 0.5MM warrants or $59MM		

Key QoQ Performance Drivers

- Solid average loan growth, particularly in Mortgage Banker, partially offset by decline in Energy
- Net interest income increased with loan growth & one additional day
- Provision reflects continued reserve build & increase in net charge-offs to 15 bps from a very low level
- Noninterest income increased primarily due to card fees
- Expenses reflect $31 million reduction in litigation-related expense
- Equity repurchases[4], combined with dividends, returned $96 million to shareholders

$ in millions, except per share data • n/a – not applicable • 2Q15 compared to 1Q15 • [1]Excluding the $44MM impact of accounting presentation of a card program in 2Q15. The Corporation believes this information will assist investors, regulators, management and others in comparing results to prior quarters. • [2]EPS based on diluted income per share. • [3]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures. • [4]Equity repurchases under the equity repurchase program.

Comerica Bank

22

23 Growth in Securities Portfolio Positioning for LCR Compliance At 6/30/15 ● 1Estimated as of 6/30/15. Excludes auction rate securities (ARS). ● 2Net unrealized pre-tax gain on the available-for-sale (AFS) portfolio. Securities Portfolio:  Duration of 3.8 years1 • Extends to 4.6 years under a 200 bps instantaneous rate increase1  Net unrealized pre-tax gain of $62MM2  Net unamortized premium of $44MM  GNMA about 30% of MBS portfolio  Purchased $200MM in Treasury Securities in early June subsequent to issuing $500MM in senior bank debt 9.0 9.0 9.0 9.1 9.1 9.3 9.2 9.4 9.4 9.4 9.9 9.9 10.1 10.2 2.28 2.22 2.19 2.16 2.13 2Q14 3Q14 4Q14 1Q15 2Q15 1Q15 2Q15 Other (Incl. Treasury Securities)Mortgage-backed Securities (MBS)Securities Yields Securities Portfolio($ in billions) Average Balances Period-end 24 Net Interest Income Increases 2%Driven by Loan Growth & 1 Additional Day 12Q15 compared to 1Q15 ● 2For standard model assumptions see slide #20. Estimate is based on simulation modeling analysis. 10 3 9 2 2 416 414 415 413 421 2.78 2.67 2.57 2.64 2.65 2Q14 3Q14 4Q14 1Q15 2Q15 Accretion NIM Net Interest Income($ in millions) Net Interest Income and Rate NIM1: $413MM 1Q15 2.64% +11 Loan impacts:+5MM Loan growth+4MM One add’l day in 2Q15+2MM Higher loan yields 0.01 -3 Other: -Lower securities yields -Lower avg. balance at Fed -Higher debt expense $421MM 2Q15 2.65% +200 bps rate rise = ~$220MM2 Estimated increase to net interest income over 12 months

Credit Metrics Remain Below Historical Normal Levels
Provision of $47MM


Net Loan Charge-offs
($ in millions)
Normal Net Charge-Offs ~40 bps[3]
NCO Ratio (bps)
9
8
3
3
1
1
8
7
18
15
2Q14
3Q14
4Q14
1Q15
2Q15


Allowance for Credit Losses
($ in millions)
Allowance for Loan Losses as a % of NPL's
1.7
1.7
2.1
2.2
1.7
633
635
635
640
668
2Q14
3Q14
4Q14
1Q15
2Q15


Criticized Loans[1]
($ in millions)
Normal Criticized Loans of ~8.5% of Total Loans[3]
NALs
Criticized as a % of Total Loans
4.6
4.4
3.9
4.2
4.7
2,188
2,094
1,893
2,067
2,361
326
329
273
266
349
2Q14
3Q14
4Q14
1Q15
2Q15

- Provision increased $33MM:
  - Increased criticized energy[2] loans
  - Continued energy price uncertainty
- Nonaccrual loans increased $83MM:
  - 0.7% of total loans
  - Energy[2] increased $97MM to $119MM
- Criticized loans increased $294MM:
  - Energy[2] increased $329MM to $578MM
- Energy[2] net charge-offs $2MM

At 6/30/15 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful & Loss loan classifications. • [2]This information includes all loans related to energy at 6/30/15, ~$3.3B of loans in our Energy business line & ~$725MM loans in other businesses that have a sizable portion of their revenue related to energy or could be otherwise disproportionately negatively impacted by prolonged low oil and gas prices. • [3] "Normal" estimates are based on internal historical analysis & management judgement.

Comerica Bank

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Noninterest Income Increases $6MM
Driven by Card Fees


Noninterest Income
($ in millions)
Impact of change in accounting presentation of a card program
220
215
225
255
44
261
44
2Q14
3Q14
4Q14
1Q15
2Q15

Noninterest income:

+$5MM Card fees, due to higher merchant services & interchange income

+$1MM Service charges on deposit accounts

+$1MM Fiduciary income

+$1MM Brokerage fees

- $3MM Commercial lending fees, reflecting lower unused commitment & syndication agent fees

2Q15 compared to 1Q15

Comerica Bank

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Noninterest Expenses Decrease $23MM
Reflecting a $31 Million Reduction in Litigation-related Expense

Noninterest Expenses
($ in millions)



Impact of change in accounting presentation of a card program
404
397
419
459
44
436
44
2Q14
3Q14
4Q14
1Q15
2Q15

Noninterest expenses:

- $31MM Litigation-related expense
- $2MM Salaries & benefits expense:
  - Seasonally lower payroll taxes
  - 1Q15 annual stock comp
  + Technology-related contract labor
  + Merit increases
  + 1 additional day
+ $8MM Outside processing fees, related to revenue-generating activities

2Q15 compared to 1Q15

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Loans by Business and Market

By Line of Business	2Q15	1Q15	2Q14
Middle Market			
General	$13.5	$13.4	$13.6
Energy	3.4	3.7	3.2
National Dealer Services	6.0	5.9	5.7
Entertainment	0.6	0.6	0.6
Tech. & Life Sciences	3.0	2.9	2.5
Environmental Services	0.9	1.0	0.9
Total Middle Market	$27.4	$27.5	$26.5
Corporate Banking			
US Banking	2.6	2.7	2.8
International	1.8	1.9	1.7
Mortgage Banker Finance	2.1	1.4	1.3
Commercial Real Estate	4.2	4.2	4.1
BUSINESS BANK	**$38.1**	**$37.7**	**$36.4**
Small Business	3.9	3.8	3.7
Retail Banking	1.9	1.9	1.8
RETAIL BANK	**$5.8**	**$5.7**	**$5.5**
Private Banking	4.9	4.8	4.8
WEALTH MANAGEMENT	**$4.9**	**$4.8**	**$4.8**
TOTAL	**$48.8**	**$48.2**	**$46.7**

By Market	2Q15	1Q15	2Q14
Michigan	$13.3	$13.3	$13.5
California	16.4	16.2	15.4
Texas	11.2	11.5	11.0
Other Markets[1]	7.9	7.2	6.8
TOTAL	**$48.8**	**$48.2**	**$46.7**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets.

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Deposits by Business and Market

By Line of Business	2Q15	1Q15	2Q14
Middle Market			
General	$15.7	$15.6	$14.6
Energy	0.7	0.7	0.5
National Dealer Services	0.2	0.2	0.2
Entertainment	0.1	0.1	0.1
Tech. & Life Sciences	6.2	6.1	5.6
Environmental Services	0.2	0.2	0.1
Total Middle Market	23.1	$22.9	$21.1
Corporate Banking			
US Banking	2.6	2.6	2.6
International	2.0	2.0	1.7
Mortgage Banker Finance	0.6	0.6	0.5
Commercial Real Estate	1.9	2.1	1.5
BUSINESS BANK	**$30.2**	**$30.2**	**$27.4**
Small Business	2.9	2.9	2.7
Retail Banking	19.8	19.5	19.2
RETAIL BANK	**$22.7**	**$22.4**	**$21.9**
Private Banking	4.1	4.0	3.6
WEALTH MANAGEMENT	**$4.1**	**$4.0**	**$3.6**
Finance/ Other[2]	0.4	0.4	0.5
TOTAL	**$57.4**	**$57.0**	**$53.4**

By Market	2Q15	1Q15	2Q14
Michigan	$21.7	$21.7	$20.7
California	17.3	16.8	15.4
Texas	11.0	11.1	10.7
Other Markets[1]	7.0	7.0	6.1
Finance/ Other[2]	0.4	0.4	0.5
TOTAL	**$57.4**	**$57.0**	**$53.4**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets. • [2]Finance/ Other includes items not directly associated with the geographic markets or the three major business segments.

Comerica Bank

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National Dealer Services

Franchise Distribution

(Based on period-end loan outstandings)



Honda/Acura 14%
Ford 9%
GM 9%
Chrysler 10%
Mercedes 3%
Nissan/ Infiniti 7%
Other European 12%
Other Asian 11%
Other[1] 10%
Toyota/ Lexus 15%

Geographic Dispersion

California	63%	Texas	8%
Michigan	18%	Other	11%

- 65+ years of Floor Plan lending, with 20+ years on a national basis
- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory and performance

Average Loans

($ in billions)



Floor Plan
3.8 3.6 3.1 3.4 3.8 4.3 4.3 4.6 4.9 5.1 4.9 5.3 5.3 5.7 5.5 5.7 5.9 6.0
1.9 1.7 1.3 1.5 1.9 2.3 2.3 2.5 2.8 3.1 2.9 3.2 3.2 3.5 3.2 3.4 3.5 3.6
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15

At 6/30/15 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Comerica Bank

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31 Commercial Real Estate Line of Business At 6/30/15 ● 1Includes CRE line of business loans not secured by real estate. ● 2Excludes CRE line of business loans not secured by real estate. 5.7 5.4 5.1 4.8 4.4 4.0 4.4 4.6 4.4 4.3 3.9 3.7 3.7 3.8 3.8 3.8 4 .0 4.1 4.2 4.2 4.2 4.2 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 Commercial MortgagesReal Estate ConstructionCommercial & Other Average Loans($ in billions) 5.6 6.1 6.4 6.4 6.6 2Q14 3Q14 4Q14 1Q15 2Q15 Commitments($ in billions; Based on period-end) 19% 1 Michigan$237 7% California$1,607 46% Texas$957 28%Florida$127 4% Other$519 15% CRE by Market2($ in millions; Based on location of property) 32 Shared National Credit (SNC) Relationships At 6/30/15 ● SNCs are not a line of business. The balances shown above are included in the line of business balances. ●SNCs are facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level.  SNC relationships included in business line balances  Approximately 830 borrowers  Comerica is agent for approx. 20%  Strategy: Pursue full relationships with ancillary business  Adhere to same credit underwriting standards as rest of loan book Period-end Loans of $10.6B Commercial Real Estate$0.7B 6% Corporate $2.6B 25% General$2.4B 22%National Dealer $0.5B 4% Energy$3.1B 30% Entertainment$0.3B 3% Tech. & Life Sciences$0.3B 3% Environmental Services $0.3B 3% Mortgage Banker$0.4B 4% = Total Middle Market (65%)

33 Expenses Remain Well ControlledContinued Focus on Efficiency At 6/30/15 ● 1Normal fed fund rate of 3-4% not necessary to reach long-term goal. ● 2Goal as of 7/17/15. 11,4 44 11,3 50 11,2 87 11,2 09 10,8 92 10,8 16 10,7 00 10,7 82 10,1 86 9,40 2 9,07 3 9,46 8 9,03 5 8,94 8 8,87 6 8,83 1 8,90 1 $6.0 $6 .8 $7.1 $7 .5 $7.4 $7 .8 $8.4 $8.5 $9 .2 $9.2 $8.8 $8.9 $ 10.3 $10 .7 $11 .4 $11 .9 $11 .9 200 0 200 1 200 2 200 3 200 4 200 5 200 6 200 7 200 8 200 9 201 0 201 1 201 2 201 3 201 4 1Q1 5 2Q1 5 Employees Avg. Loans + Deposits/Employee Driving Efficiency While Growing Loans & Deposits($ in millions) Factors Expected to Drive Long-Term Efficiency Ratio Goal2 51.8% 50.7% 50.4% 54.0% 47.1% 53.2% 55.6% 58.0% 58.9% 58.6% 68.6% 63.7% 199 8 199 9 200 0 200 1 200 2 200 3 200 4 200 5 200 6 200 7 1Q1 5 2Q1 5 Average: 53.8% 10-Years Prior to the Downturn Long-TermGoal: Below 60% Long-Term Efficiency Ratio Goal2: < 60% 2Q15 Long-Term Goal Expense Growth Fee Income Growth Loan Growth ~2-3% Normal1(~3-4%) Fed Funds Rate 64% 2-3% 3-4% 3-4% Below 60% Senior Unsecured/Long-Term Issuer Rating S&P Moody’s Fitch Cullen Frost A A2 -- BB&T A- A2 A+ BOK Financial A- A2 A Comerica A- A3 A M&T Bank A- A3 A- KeyCorp BBB+ Baa1 A- Fifth Third BBB+ Baa1 A SunTrust BBB+ Baa1 BBB+ Huntington BBB Baa1 A- Regions Financial BBB Baa3 BBB Zions Bancorporation BBB- Ba1 BBB- First Horizon National Corp BB+ Baa3 BBB- Wells Fargo & Company A+ A2 AA- U.S. Bancorp A+ A1 AA- JP Morgan A A3 A+ PNC Financial Services Group A- A3 A+ Bank of America A- Baa1 A 34 Holding Company Debt Rating As of 9/14/15 ● Source: SNL Financial ● Debt Ratings are not a recommendation to buy, sell, or hold securities Pee r Ba nks Larg e Ba nks

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	6/30/15	3/31/15	12/31/14	6/30/14	12/31/13	12/31/12	12/31/11
Tier 1 and Tier 1 common capital[1]	n/a	n/a	7,169	7,027	6,895	6,705	
Risk-weighted assets[1]	n/a	n/a	68,269	66,909	64,825	66,115	
Tier 1 and Tier 1 common capital ratio	***n/a***	***n/a***	***10.50%***	***10.50%***	***10.64%***	***10.14%***	
Common shareholders' equity	$7,523	$7,500	$7,402	$7,369	$7,150	$6,939	$6,865
Less: Goodwill	635	635	635	635	635	635	635
Less: Other intangible assets	15	15	15	15	17	22	32
Tangible common equity	$6,873	$6,850	$6,752	$6,719	$6,498	$6,282	$6,198
Total assets	$69,945	$69,333	$69,186	$65,323	$65,224	$65,066	$61,005
Less: Goodwill	635	635	635	635	635	635	635
Less: Other intangible assets	15	15	15	15	17	22	32
Tangible assets	$69,295	$68,683	$68,536	$64,673	$64,572	$64,409	$60,338
Common equity ratio	*10.76%*	*10.82%*	*10.70%*	*11.28%*	*10.97%*	*10.67%*	*11.26%*
Tangible common equity ratio	***9.92***	***9.97***	***9.85***	***10.39***	***10.07***	***9.76***	***10.27***
Common shareholders' equity	$7,523	$7,500	$7,402	$7,369	$7,150	$6,939	$6,865
Tangible common equity	$6,873	$6,850	$6,752	$6,719	$6,498	$6,282	$6,198
Shares of common stock outstanding (in millions)	178	178	179	181	182	188	197
Common shareholders' equity per share of common stock	*$42.18*	*$42.12*	*$41.35*	*$40.72*	*$39.22*	*$36.86*	*$34.79*
Tangible common equity per share of common stock	***38.53***	***38.47***	***37.72***	***37.12***	***35.64***	***33.36***	***31.40***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with Basel I risk-based capital rules in effect through 12/31/14. Effective 1/1/15, regulatory capital components and risk-weighted assets are defined by and calculated in conformity with Basel III risk-based capital rules. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders equity per share of common stock.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined by Basel I risk-based capital rules.

n/a – not applicable.

Comerica Bank®

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Comerica Bank®

relationships